UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported) October 15, 2004

CORAM HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11343	33-0615337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 Broadway, Suite 900, Denver, Colorado	80202

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (303) 292-4973

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction Section A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes ☐ No ☐

(On August 8, 2000, the registrant and one of its wholly-owned subsidiaries filed voluntary petitions under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware. Through October 21, 2004, no plan or plans of reorganization have been confirmed by such court.)

Report Section 8—Other Events
Item 8.01 Other Events.
Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Index to Exhibits
Modification of Chapter 11 Trustee's Plan of Reorganization

Report Section 8—Other Events

Item 8.01 Other Events.

Two competing proposed plans of reorganization were filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the jointly administered bankruptcy cases of Coram Healthcare Corporation (“CHC”) and Coram, Inc. (“CI”) (CHC and CI are hereinafter collectively referred to as the “Debtors”). The two competing plans of reorganization were proposed by (i) Arlin M. Adams, the Chapter 11 Trustee for the Debtors’ estates, (the “Chapter 11 Trustee”) and (ii) the Official Committee of Equity Security Holders of Coram Healthcare Corporation (the “Equity Committee”). The hearings to consider confirmation of the two competing proposed plans of reorganization commenced on September 30, 2003 and the related briefing period concluded on June 14, 2004. On October 5, 2004, the Bankruptcy Court issued an opinion and an order relative to the Debtors’ jointly administered confirmation proceedings. For the reasons set forth in its opinion, the Bankruptcy Court denied the request of the Equity Committee for confirmation of its proposed plan of reorganization. Additionally, the Bankruptcy Court indicated that the Chapter 11 Trustee’s request for confirmation of the Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization would be granted if such plan of reorganization was modified in accordance with the Bankruptcy Court’s opinion.

On October 6, 2004, the Equity Committee filed a notice of appeal in the Bankruptcy Court relative to the aforementioned opinion and order.

On October 15, 2004, the Chapter 11 Trustee submitted the Modification of Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization to the Bankruptcy Court to effect the modifications outlined in the October 5, 2004 opinion. Such modification to the proposed plan of reorganization has been attached hereto as part of Exhibit 99.1. Additionally, the Chapter 11 Trustee’s proposed plans of reorganization, as well as modifications, supplements and amendments thereto, can be found as exhibits to CHC’s Current Reports on Form 8-K previously filed with the United States Securities and Exchange Commission (the “SEC”).

Note: Except for historical information, all other statements in this report are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. The actual results of the Debtors and their operating subsidiaries (collectively the “Company”) may vary materially from these forward-looking statements due to important risk factors, including the Company’s historical lack of profitability; uncertainties associated with the outcomes of certain pending legal matters, including the bankruptcy proceedings; the Company’s leveraged financial structure; the Company’s ability to comply with certain governmental regulations; the Company’s need to obtain additional financing or equity; the Company’s limited liquidity; the Company’s dependence upon its relationships with third party payers and the prices paid by such third party payers for the Company’s services; and certain other factors. Risk factors are described in greater detail in CHC’s Annual Reports on Form 10-K, Form 10-Q Quarterly Reports and Current Reports on Form 8-K, which are on file with the SEC.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description of Document
99.1	Certification Of Counsel Regarding Modification Of Chapter 11 Trustee’s Second Amended Joint Plan Of Reorganization In Accordance With Opinion And Order Dated October 5, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAM HEALTHCARE CORPORATION
Date: October 21, 2004	By:	/s/ SCOTT R. DANITZ
		Name:	Scott R. Danitz
		Title:	Senior Vice President, Chief Financial Officer, Treasurer & Principal Accounting Officer

Index to Exhibits

Exhibit
Number	Description of Document
99.1	Certification Of Counsel Regarding Modification Of Chapter 11 Trustee’s Second Amended Joint Plan Of Reorganization In Accordance With Opinion And Order Dated October 5, 2004